UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-2661

Name of Fund:  Merrill Lynch Pacific Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Pacific Fund, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/03

Date of reporting period: 01/01/03 - 12/31/03

Item 1 - Report to Shareholders



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Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Pacific Fund, Inc.


Annual Report
December 31, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch Pacific Fund, Inc.



Portfolio Information as of December 31, 2003 (unaudited)


                                        Percent of
Ten Largest Holdings                    Net Assets

Guinness Peat Group PLC                     6.1%
Aioi Insurance Company, Limited             4.6
Takeda Chemical Industries, Ltd.            3.8
Millea Holdings, Inc.                       3.7
Shin-Etsu Chemical Co., Ltd.                3.4
Denway Motors Limited                       3.4
Toyota Industries Corporation               3.2
Suzuki Motor Corporation                    3.2
HSBC Holdings PLC                           3.1
Murata Manufacturing Co., Ltd.              3.0


                                        Percent of
Five Largest Industries*                Net Assets

Insurance                                  11.8%
Diversified Financial Services              8.2
Automobiles                                 8.1
Chemicals                                   7.3
Commercial Banks                            6.4

*For Fund compliance purposes, "Industries" means any one or more industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003



A Letter From the President


Dear Shareholder

In my 35 years in the asset management business, 2003 was among the more memorable. The year, which opened with global economic uncertainty and a dismal continuation of a three-year equity market slump, vigorously reversed course in the months that followed. To be sure, 2003 came in like a lamb and went out like a lion. Or, some might suggest, the year started as a bear and ended as a bull.

Notably, the U.S. stock market exceeded the expectations of even the optimistic investor, with the Standard & Poor's 500 Index and the Nasdaq posting respective 12-month returns of +28.68% and +50.01% as of December 31, 2003. Notwithstanding the impressive results, several foreign stock markets eclipsed the U.S. market returns in dollar terms. Overall, the Morgan Stanley Capital International
(MSCI) World Index, which measures the performance of equity markets in 23 developed countries worldwide, returned +33.11% over the past 12 months. Several emerging markets also fared particularly well, with Thailand's equity market up 139% and Brazil's up 131% for the year.

As we begin a new year, it is heartening to note that a global economic expansion appears to be underway. In 2003, the U.S. economy benefited from stimulative monetary and fiscal policy, improving corporate profits and tightening credit spreads. Gross domestic product growth rallied from a dismal 1.4% in the first quarter of the year to an extraordinary 8.2% in the third quarter. In Europe, the central bank initiated a more active monetary policy in an effort to rouse economic growth. The economies of several Asian countries experienced strong growth in 2003. China, in particular, is expected to grow at an annualized rate of 8% for 2003-2004. Encouragingly, Japan, the world's second-largest economy, finally appeared to be emerging from a long period of deflation. Elsewhere, Latin America benefited from a combination of declining global risk and relative political stability. It has been a long road for equity investors, but coming into 2004, the events and efforts of 2003 leave us with stronger economies around the world.

In closing, I wish to share one final note regarding the look of our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets can be confusing. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the New Year and beyond.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003



A Discussion With Your Fund's Portfolio Manager


The Fund posted strong absolute returns for the year, as we began moving away from a defensive market stance and sought opportunities to benefit from the economic expansion occurring in the Pacific region.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2003, Merrill Lynch Pacific Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +37.46%, +36.39%, +36.42% and +37.94%, respectively. The Fund's unmanaged benchmarks, the Morgan Stanley Capital International (MSCI) Pacific Region Index and our Composite Index, returned +38.48% and +39.48%, respectively, for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 10 of this report to shareholders.)

The Fund modestly underperformed its benchmarks for the year as a whole. Relative returns were particularly favorable during the first quarter of the year, when world financial markets were depressed. The Fund lost some ground during the middle of the year as markets rallied, but gained again in the final quarter of 2003.

In a generally strong market environment, the Fund's cash position, which averaged about 2% of assets during the year, tended to hinder our relative results. Also detracting from returns was stock selection in South Korea and, to a lesser extent, in Japan. Several of the Fund's large cap value holdings lagged the market during Japan's recovery, especially compared to stocks in the country's banking and some cyclical sectors. Among the stocks that disappointed were KT Corporation, a large telecommunications company based in South Korea, and Rohm Company Ltd., a Japanese company involved in integrated circuits and semiconductors.

On the positive side, the Fund benefited from stock selection in Hong Kong and New Zealand, as well as in smaller markets such as Thailand, India and Indonesia. Shares of China-related stocks also did well, as the nation continued to benefit from a favorable economic and market environment. China's gross domestic product continued to accelerate at estimated double-digit growth rates. The nation also experienced increased lending activity and investment in its infrastructure. Finally, strong gains in regional currencies, including the Japanese yen and the Australian and New Zealand dollars, contributed to the U.S. dollar-denominated returns enjoyed by U.S. investors.

Portfolio holdings that contributed favorably to returns during the year were Denway Motors Limited, Hitachi Construction Machinery Company, Ltd., Guinness Peat Group PLC and Reliance Industries Ltd. Denway Motors is a Hong Kong-listed manufacturer of automobiles that sells their product in the Chinese market. Denway's shares tripled in value during the year. Hitachi Construction Machinery also benefited from growth in China, as the country's increased spending on infrastructure needs meant increased demand for excavators and related equipment. Guinness Peat Group, the Fund's largest position, returned about 72% this year in U.S. dollar terms, while India-based Reliance Industries appreciated 106%.


What changes were made to the portfolio during the period?

During the year, we began to move away from our defensive stance, gradually shifting portfolio holdings from the more conservative utility sector and into smaller markets, such as India and Thailand. We also added a number of stocks that we believed would benefit from improving economic growth in the Pacific region and in China. With the Pacific region's economy recovering, many companies saw improvements in their earnings outlooks, which led to generally rising stock prices. In particular, a number of companies with business in China tended to benefit from that country's exceptional growth. These included producers of basic materials, such as South Korean steel maker POSCO, as well as manufacturing companies such as Japan's Hitachi Construction Machinery and Hong Kong's Denway Motors, both mentioned earlier.



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003



We also added a number of positions to take advantage of an improving outlook for the natural gas and software industries. These new positions included investments in JGC Corporation, a Japanese engineering company; Mitsubishi Corporation, a Japanese trading company; and Reliance Industries Ltd., a diversified energy and materials company based in India. Significant software investments included Japanese companies Trend Micro Incorporated, which makes network security products, and Fuji Soft ABC Incorporated, an applications software company. Finally, we added certain Japanese companies to the portfolio--including Kubota Corporation and Asahi Chemical Industry Co., Ltd.--based on our positive assessment of their corporate restructuring efforts and ability to successfully manage their pension accounts.


How would you characterize the portfolio's position at the close of the period?

As of year end, the portfolio's largest sector weighting was in financials. This included positions in Japanese, Chinese and Australian insurance companies as well as Southeast Asian and Australian banks. The Fund also has a relatively large exposure to the Japanese automobile sector, which provides the portfolio with sensitivity to foreign-exchange markets.

Approximately 67% of portfolio assets were invested in Japanese securities, in line with the benchmark weighting of 68%. The Fund's country weightings generally track those of our composite benchmark. Two exceptions are South Korea, where we have a weighting double that of the benchmark (4% for the Fund compared to 2% for the benchmark), and Taiwan, where we have a weighting half that of the benchmark (3% for the Fund compared to 6% for the benchmark). The Fund also was underweight in Australia at period end, although this is offset to some extent by our large position in Guinness Peat Group, a New Zealand-listed stock that has a substantial portion of its assets in Australia.

During the year, the Fund became slightly more diversified in its holdings than has been its practice in recent years. New positions were added in many stocks, and the average size of a holding tended to become somewhat smaller than usual. This reflected the increased opportunities found in rising markets. Since the end of the year, we began to consolidate the Fund's list of stocks once again.

Finally, the Fund's exposure to China is growing, primarily through investments in companies listed in Hong Kong or Japan. These companies do considerable business in China or have most of their assets there.


James Russell
Vice President and Portfolio Manager

January 27, 2004



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003



Performance Data


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001, will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003



Performance Data (continued)

Recent Performance Results

                                                                            Market Performance
                                                                    In Local Currency/In U.S. Dollars

                                                                       6-Month               12-Month
As of December 31, 2003                                              Total Return          Total Return
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*          +30.39%               +37.46%
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*          +29.92                +36.39
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*          +29.88                +36.42
ML Pacific Fund, Inc. Class I Shares--Total Investment Return*          +30.59                +37.94
ML Pacific Fund, Inc. Class R Shares--Total Investment Return*          +30.92                 --
MSCI Pacific Region Index**                                             +30.44                +38.48
Constructed Index***                                                    +31.73                +39.48
   MSCI Japan                                                       +17.91/+32.11         +22.96/+36.15
   MSCI Australia                                                   +11.21/+24.94         +13.12/+51.36
   MSCI Hong Kong                                                   +32.87/+33.46         +37.49/+38.10
   MSCI Taiwan                                                      +24.11/+26.52         +38.56/+41.91
   MSCI India                                                       +64.64/+67.69         +69.72/+78.36
   MSCI Korea                                                       +25.21/+25.52         +36.57/+35.94
   MSCI Singapore                                                   +22.19/+26.68         +34.74/+37.60

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Class R Shares commenced operations on 1/03/03.

**This unmanaged broad-based capitalization weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Australia, Hong Kong, Japan, New Zealand and Singapore.

***The unmanaged Constructed Index is a customized index used to measure the Fund's relative performance, comprised as follows: 68%
Morgan Stanley Capital International (MSCI) Japan, 10% MSCI
Australia, 10% MSCI Hong Kong, 6% MSCI Taiwan, 2% MSCI India, 2%
MSCI Korea and 2% MSCI Singapore.


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class A & Class C Shares


A line graph illustrating the growth of a $10,000 investment in ML Pacific Fund, Inc++ Class A and Class C Shares* compared to a similar investment in Morgan Stanley Capital International Pacific Region Index++++. Values illustrated are as follows :


ML Pacific Fund, Inc++
Class A Shares*

Date                              Value

10/21/1994**                    $ 9,475.00
December 1994                   $ 9,102.00
December 1995                   $ 9,826.00
December 1996                   $10,400.00
December 1997                   $ 9,719.00
December 1998                   $10,511.00
December 1999                   $19,688.00
December 2000                   $14,078.00
December 2001                   $12,125.00
December 2002                   $10,340.00
December 2003                   $14,214.00


ML Pacific Fund, Inc++
Class C Shares*

Date                              Value

10/21/1994**                    $10,000.00
December 1994                   $ 9,596.00
December 1995                   $10,274.00
December 1996                   $10,788.00
December 1997                   $10,003.00
December 1998                   $10,729.00
December 1999                   $19,949.00
December 2000                   $14,157.00
December 2001                   $12,092.00
December 2002                   $10,227.00
December 2003                   $13,952.00


Morgan Stanley Capital International
Pacific Region Index++++

Date                              Value

10/31/1994**                    $10,000.00
December 1994                   $ 9,504.00
December 1995                   $ 9,785.00
December 1996                   $ 8,972.00
December 1997                   $ 6,651.00
December 1998                   $ 6,832.00
December 1999                   $10,702.00
December 2000                   $ 7,943.00
December 2001                   $ 5,925.00
December 2002                   $ 5,375.00
December 2003                   $ 7,443.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Pacific Fund, Inc. invests primarily in equities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong and Singapore.

++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Australia, Hong Kong, Japan, New Zealand and Singapore. The starting date for the Index in the graph is from 10/31/94.

Past performance is not predictive of future results.



Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/03                 +37.46%          +30.25%
Five Years Ended 12/31/03               + 6.22           + 5.08
Inception (10/21/94)
through 12/31/03                        + 4.51           + 3.90

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 12/31/03                 +36.42%          +35.42%
Five Years Ended 12/31/03               + 5.39           + 5.39
Inception (10/21/94)
through 12/31/03                        + 3.69           + 3.69

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class B & Class I Shares


A line graph illustrating the growth of a $10,000 investment in ML Pacific Fund, Inc++ Class B and Class I Shares* compared to a similar investment in Morgan Stanley Capital International Pacific Region Index++++. Values illustrated are as follows :


ML Pacific Fund, Inc++
Class B Shares*

Date                              Value

December 1993                   $10,000.00
December 1994                   $10,187.00
December 1995                   $10,911.00
December 1996                   $11,456.00
December 1997                   $10,619.00
December 1998                   $11,394.00
December 1999                   $21,182.00
December 2000                   $15,033.00
December 2001                   $12,843.00
December 2002                   $10,864.00
December 2003                   $14,818.00


ML Pacific Fund, Inc++
Class I Shares*

Date                              Value

December 1993                   $ 9,475.00
December 1994                   $ 9,749.00
December 1995                   $10,549.00
December 1996                   $11,192.00
December 1997                   $10,481.00
December 1998                   $11,368.00
December 1999                   $21,343.00
December 2000                   $15,298.00
December 2001                   $13,214.00
December 2002                   $11,288.00
December 2003                   $15,570.00


Morgan Stanley Capital International
Pacific Region Index++++

Date                              Value

December 1993                   $10,000.00
December 1994                   $11,276.00
December 1995                   $11,609.00
December 1996                   $10,645.00
December 1997                   $ 7,891.00
December 1998                   $ 8,106.00
December 1999                   $12,698.00
December 2000                   $ 9,424.00
December 2001                   $ 7,030.00
December 2002                   $ 6,377.00
December 2003                   $ 8,831.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

++ML Pacific Fund, Inc. invests primarily in equities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong and Singapore.

++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Australia, Hong Kong, Japan, New Zealand and Singapore.

Past performance is not predictive of future results.



Average Annual Total Return


                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 12/31/03                 +36.39%          +32.39%
Five Years Ended 12/31/03               + 5.40           + 5.07
Ten Years Ended 12/31/03                + 4.01           + 4.01

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 12/31/03                 +37.94%          +30.70%
Five Years Ended 12/31/03               + 6.49           + 5.35
Ten Years Ended 12/31/03                + 5.09           + 4.53

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class R Shares


A line graph illustrating the growth of a $10,000 investment in ML Pacific Fund, Inc++ Class R Shares* compared to a similar investment in Morgan Stanley Capital International Pacific Region
Index++++. Values illustrated are as follows :


ML Pacific Fund, Inc++
Class R Shares*

Date                              Value

1/3/2003**                      $10,000.00
December 2003                   $13,902.00


Morgan Stanley Capital International
Pacific Region Index++++

Date                              Value

1/3/2003**                      $10,000.00
December 2003                   $13,879.00


*Assuming transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Pacific Fund, Inc. invests primarily in equities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong and Singapore.

++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Australia, Hong Kong, Japan, New Zealand and Singapore.

Past performance is not predictive of future results.



Aggregate Total Return

                                                         % Return
Class R Shares

Inception (1/03/03) through 12/31/03                     +39.02%



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003


Schedule of Investments
                                                                                                    Value        Percent of
Country      Industry*          Shares Held   Common Stocks                                   (in U.S. dollars)  Net Assets
Japan        Auto Components        325,000   Futaba Industrial Co., Ltd.                           $    4,421,480     0.7%
                                    314,000   KEIHIN CORPORATION                                         2,880,116     0.5
                                    954,000   Toyota Industries Corporation                             20,251,470     3.2
                                                                                                    --------------   ------
                                                                                                        27,553,066     4.4

             Automobiles          2,000,000   Fuji Heavy Industries, Ltd.                                9,704,208     1.5
                                  1,364,000   Suzuki Motor Corporation                                  20,185,724     3.2
                                                                                                    --------------   ------
                                                                                                        29,889,932     4.7

             Beverages              246,148   Coca-Cola West Japan Company Limited                       4,823,279     0.8
                                    432,000   Hokkaido Coca-Cola Bottling Co., Ltd.                      2,470,990     0.4
                                    286,000   Kinki Coca-Cola Bottling Co., Ltd.                         2,078,884     0.3
                                    326,000   Mikuni Coca-Cola Bottling                                  2,463,936     0.4
                                                                                                    --------------   ------
                                                                                                        11,837,089     1.9

             Building Products      450,000   Daikin Industries, Ltd.                                   10,392,367     1.6

             Chemicals            2,150,000   Asahi Chemical Industry Co., Ltd.                         11,675,842     1.8
                                    523,000   Shin-Etsu Chemical Co., Ltd.                              21,374,825     3.4
                                                                                                    --------------   ------
                                                                                                        33,050,667     5.2

             Construction &         773,000   JGC Corporation                                            8,063,955     1.3
             Engineering          2,680,000   Okumura Corporation                                       11,403,191     1.8
                                                                                                    --------------   ------
                                                                                                        19,467,146     3.1

             Electric Utilities     294,600   Chubu Electric Power Company, Incorporated                 6,143,800     1.0
                                    350,000   Kansai Electric Power Company, Inc.                        6,133,246     0.9
                                                                                                    --------------   ------
                                                                                                        12,277,046     1.9

             Electronic Equipment   350,000   Ibiden Co., Ltd.                                           4,408,883     0.7
             & Instruments          343,900   Murata Manufacturing Co., Ltd.                            18,579,649     3.0
                                    575,000   Sharp Corporation                                          9,072,735     1.4
                                                                                                    --------------   ------
                                                                                                        32,061,267     5.1

             Food & Staples         218,000   Ito-Yokado Co., Ltd.                                       6,855,090     1.1
             Retailing

             Food Products          347,000   Katokichi Co., Ltd.                                        5,675,945     0.9
                                    772,000   Nisshin Seifun Group Inc.                                  6,872,147     1.1
                                                                                                    --------------   ------
                                                                                                        12,548,092     2.0

             Gas Utilities        4,772,000   Tokyo Gas Co.                                             17,009,462     2.7

             Health Care            430,000   Terumo Corporation                                         8,165,065     1.3
             Equipment & Supplies

             Household Durables     235,200   Rinnai Corporation                                         5,585,369     0.9
                                    239,000   Sangetsu Co., Ltd.                                         4,549,408     0.7
                                                                                                    --------------   ------
                                                                                                        10,134,777     1.6

             Insurance            7,323,300   Aioi Insurance Company, Limited                           29,110,066     4.6
                                      1,785   Millea Holdings, Inc.                                     23,318,093     3.7
                                  1,583,000   Mitsui Sumitomo Insurance Company, Limited                12,998,414     2.1
                                    500,000   NIPPONKOA Insurance Company, Limited                       2,766,632     0.4
                                                                                                    --------------   ------
                                                                                                        68,193,205    10.8

             Machinery              200,000   Hitachi Construction Machinery Co., Ltd.                   3,028,833     0.5
                                  1,935,000   Kubota Corporation                                         7,980,498     1.3
                                  1,884,000   Tadano Ltd.                                                6,311,057     1.0
                                                                                                    --------------   ------
                                                                                                        17,320,388     2.8

             Office Electronics     335,000   Canon, Inc.                                               15,598,115     2.5

             Pharmaceuticals        602,000   Takeda Chemical Industries, Ltd.                          23,873,285     3.8


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003


Schedule of Investments (continued)
                                                                                                    Value        Percent of
Country      Industry*          Shares Held   Common Stocks                                   (in U.S. dollars)  Net Assets
Japan        Semiconductors &       104,000   NEC Electronics Corporation                           $    7,608,099     1.2%
(concluded)  Semiconductor          126,300   Rohm Company Ltd.                                         14,801,978     2.4
             Equipment                                                                              --------------   ------
                                                                                                        22,410,077     3.6

             Software               161,000   Fuji Soft ABC Incorporated                                 4,762,247     0.8
                                     93,000   NS Solutions Corporation                                   5,371,559     0.9
                                     46,900   Nintendo Company Ltd.                                      4,376,225     0.7
                                    212,000 ++Trend Micro Incorporated                                   5,687,226     0.9
                                                                                                    --------------   ------
                                                                                                        20,197,257     3.3

             Trading Companies    1,268,000   Mitsubishi Corporation                                    13,440,776     2.1
             & Distributors

             Wireless                 4,210   NTT DoCoMo, Inc.                                           9,545,862     1.5
             Telecommunication
             Services

                                              Total Common Stocks in Japan                             421,820,031    67.0


Australia    Commercial Banks       180,000   National Australia Bank Limited                            4,061,849     0.7

             Commercial Services    466,706   Brambles Industries Limited                                1,856,657     0.3
             & Supplies

             Insurance              864,500   Promina Group Limited                                      2,136,453     0.3

             Textiles, Apparel &    860,000   Billabong International Limited                            4,620,005     0.7
             Luxury Goods

                                              Total Common Stocks in Australia                          12,674,964     2.0


Hong Kong    Automobiles         20,040,000   Denway Motors Limited                                     21,295,533     3.4

             Commercial Banks     1,232,325   HSBC Holdings PLC                                         19,444,563     3.1

             Diversified          4,739,000   Wharf (Holdings) Ltd.                                     13,123,873     2.1
             Financial Services

             Industrial           1,622,438   Hutchison Whampoa Limited                                 11,964,111     1.9
             Conglomerates

             Insurance            5,472,000 ++China Life Insurance Co. 'H'                               4,475,656     0.7

             Transportation       1,900,000   Hainan Meilan Airport Company Limited 'H'                  1,321,552     0.2
             Infrastructure

                                              Total Common Stocks in Hong Kong                          71,625,288    11.4


India        Chemicals            1,076,000 ++Reliance Industries Ltd.                                  13,513,381     2.1

             IT Services            574,415   NIIT Limited                                               3,426,976     0.6

                                              Total Common Stocks in India                              16,940,357     2.7


New Zealand  Diversified         31,480,947   Guinness Peat Group PLC                                   38,650,691     6.1
             Financial Services

                                              Total Common Stocks in New Zealand                        38,650,691     6.1


Singapore    Commercial Banks     1,738,400   Oversea-Chinese Banking Corporation Ltd.                  12,385,703     2.0

             Transportation       2,385,000   SembCorp Logistics Limited                                 2,808,691     0.4
             Infrastructure

                                              Total Common Stocks in Singapore                          15,194,394     2.4


South Korea  Diversified            474,500   KT Corporation (ADR) (a)                                   9,048,715     1.5
             Telecommunication
             Services

             Metals & Mining        488,000   POSCO (ADR) (a)                                           16,577,360     2.6

                                              Total Common Stocks in South Korea                        25,626,075     4.1


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003


Schedule of Investments (concluded)
                                                                                                    Value        Percent of
Country      Industry*          Shares Held   Common Stocks                                   (in U.S. dollars)  Net Assets
Taiwan       Diversified            361,100   Chunghwa Telecom Co., Ltd. (ADR) (a)                  $    5,235,950     0.8%
             Telecommunication
             Services

             Metals & Mining        317,500   China Steel Corporation (GDR) (d)                          5,274,532     0.8

             Semiconductors &     7,025,823 ++United Microelectronics Corporation, Ltd.                  6,022,135     1.0
             Semiconductor
             Equipment

                                              Total Common Stocks in Taiwan                             16,532,617     2.6


Thailand     Commercial Banks     1,723,000 ++Siam Commercial Bank Public Company Limited
                                              (Registered)                                               2,348,211     0.4

                                              Total Common Stocks in Thailand                            2,348,211     0.4


Indonesia    Commercial Banks     6,400,000   PT Bank Danamon Indonesia Tbk                              1,538,736     0.2

                                              Total Common Stocks in Indonesia                           1,538,736     0.2


                                              Total Common Stocks
                                              (Cost--$466,889,407)                                     622,951,364    98.9



                       Beneficial Interest/
                                Shares Held   Short-Term Securities
                                $ 7,679,782   Merrill Lynch Liquidity Series,
                                              LLC Cash Sweep Series I (b)                                7,679,782     1.2
                                $13,830,257   Merrill Lynch Liquidity Series,
                                              LLC Money Market Series (b)(c)                            13,830,257     2.2
                                  4,610,093   Merrill Lynch Premier Institutional Fund (b)(c)            4,610,093     0.8

                                              Total Short-Term Securities
                                              (Cost--$26,120,132)                                       26,120,132     4.2

             Total Investments (Cost--$493,009,539)                                                    649,071,496   103.1
             Liabilities in Excess of Other Assets                                                    (19,265,091)    (3.1)
                                                                                                    --------------   ------
             Net Assets                                                                             $  629,806,405   100.0%
                                                                                                    ==============   ======

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

++Non-income producing security.

(a)American Depositary Receipts (ADR).

(b)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                          Interest/
                                              Net          Dividend
Affiliate                                   Activity         Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I               $   1,910,091     $108,670
Merrill Lynch Liquidity Series,
   LLC Money Market Series               $(27,172,069)     $ 76,635
Merrill Lynch Premier
   Institutional Fund                     (31,750,465)     $ 47,832

(c)Security was purchased with the cash proceeds from securities loans.

(d)Global Depositary Receipts (GDR).

See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003


Statement of Assets and Liabilities

As of December 31, 2003
Assets

               Investments, at value (including securities loaned of $17,517,568)
               (identified cost--$493,009,539)                                                              $   649,071,496
               Foreign cash (cost--$27,623)                                                                          27,686
               Receivables:
                  Dividends                                                               $       791,016
                  Capital shares sold                                                             632,797
                  Securities sold                                                                 482,558
                  Interest                                                                          8,293
                  Securities lending--net                                                             707         1,915,371
                                                                                          ---------------
               Prepaid registration fees and other assets                                                            27,080
                                                                                                            ---------------
               Total assets                                                                                     651,041,633
                                                                                                            ---------------

Liabilities

               Collateral on securities loaned, at value                                                         18,440,350
               Payables:
                  Capital shares redeemed                                                       2,273,633
                  Other affiliates                                                                188,638
                  Distributor                                                                     176,680
                  Investment adviser                                                               50,950         2,689,901
                                                                                          ---------------
               Accrued expenses and other liabilities                                                               104,977
                                                                                                            ---------------
               Total liabilities                                                                                 21,235,228
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   629,806,405
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                $       816,926
               Class B Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                        687,542
               Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                        270,853
               Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                      1,657,023
               Class R Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                              1
               Paid-in capital in excess of par                                                                 613,473,748
               Accumulated investment loss--net                                           $  (10,275,426)
               Accumulated realized capital losses on investments and foreign currency
               transactions--net                                                            (132,886,418)
               Unrealized appreciation on investments and foreign currency
               transactions--net                                                              156,062,156
                                                                                          ---------------
               Total accumulated earnings--net                                                                   12,900,312
                                                                                                            ---------------
               Net Assets                                                                                   $   629,806,405
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $153,191,299 and 8,169,258 shares outstanding                $         18.75
                                                                                                            ===============
               Class B--Based on net assets of $118,550,672 and 6,875,423 shares outstanding                $         17.24
                                                                                                            ===============
               Class C--Based on net assets of $45,457,566 and 2,708,525 shares outstanding                 $         16.78
                                                                                                            ===============
               Class I--Based on net assets of $312,606,729 and 16,570,232 shares outstanding               $         18.87
                                                                                                            ===============
               Class R--Based on net assets of $139.01 and 7.93 shares outstanding                          $         17.53
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003


Statement of Operations

For the Year Ended December 31, 2003
Investment Income

               Dividends (net of $738,877 foreign withholding tax)                                          $     8,846,355
               Securities lending--net                                                                              124,467
               Interest                                                                                             109,576
                                                                                                            ---------------
               Total income                                                                                       9,080,398
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     3,083,670
               Account maintenance and distribution fees--Class B                               1,091,616
               Transfer agent fees--Class I                                                       546,839
               Account maintenance and distribution fees--Class C                                 339,098
               Account maintenance fees--Class A                                                  305,100
               Transfer agent fees--Class B                                                       286,091
               Transfer agent fees--Class A                                                       267,932
               Accounting services                                                                223,550
               Custodian fees                                                                     161,400
               Transfer agent fees--Class C                                                        89,752
               Professional fees                                                                   82,320
               Registration fees                                                                   72,492
               Printing and shareholder reports                                                    65,387
               Directors' fees and expenses                                                        51,386
               Pricing fees                                                                        13,452
               Other                                                                               44,680
                                                                                          ---------------
               Total expenses                                                                                     6,724,765
                                                                                                            ---------------
               Investment income--net                                                                             2,355,633
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net

               Realized losson:
                  Investments--net                                                           (35,549,764)
                  Foreign currency transactions--net                                            (291,949)      (35,841,713)
                                                                                          ---------------
               Change in unrealized appreciation/depreciation on:
                  Investments--net                                                            204,651,189
                  Foreign currency transactions--net                                              (4,904)       204,646,285
                                                                                          ---------------   ---------------
               Total realized and unrealized gain on investments and foreign currency
               transactions--net                                                                                168,804,572
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $   171,160,205
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003


Statements of Changes in Net Assets
                                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Assets:                                                               2003               2002
Operations

               Investment income--net                                                     $     2,355,633   $       462,445
               Realized losson investments and foreign currency transactions--net            (35,841,713)      (76,420,669)
               Change in unrealized appreciation/depreciation on investments and
               foreign currency transactions--net                                             204,646,285      (12,309,577)
                                                                                          ---------------   ---------------
               Net increase (decrease) in net assets resulting from operations                171,160,205      (88,267,801)
                                                                                          ---------------   ---------------

Dividends to Shareholders

               Investment income--net:
                  Class A                                                                              --       (5,319,829)
                  Class B                                                                              --       (8,180,190)
                  Class C                                                                              --       (2,020,879)
                  Class I                                                                              --      (12,845,361)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to shareholders                     --      (28,366,259)
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net decrease in net assets derived from capital share transactions            (26,819,030)     (160,611,647)
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                        144,341,175     (277,245,707)
               Beginning of year                                                              485,465,230       762,710,937
                                                                                          ---------------   ---------------
               End of year*                                                               $   629,806,405   $   485,465,230
                                                                                          ===============   ===============
                  *Accumulated investment loss--net                                       $  (10,275,426)   $  (16,364,528)
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003


Financial Highlights

The following per share data and ratios have been derived                              Class A+++
from information provided in the financial statements.
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $    13.64   $    16.65   $    20.08   $    33.06   $    17.65
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income (loss)--net**                      .08          .03          .01        (.03)         --++
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   5.03       (2.38)       (2.81)       (9.46)        15.41
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    5.11       (2.35)       (2.80)       (9.49)        15.41
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                             --        (.66)        (.63)           --           --
                  In excess of investment income--net                --           --           --        (.56)           --
                  Realized gain on investments--net                  --           --           --       (2.53)           --
                  In excess of realized gain on
                  investments--net                                   --           --           --        (.40)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                     --        (.66)        (.63)       (3.49)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    18.75   $    13.64   $    16.65   $    20.08   $    33.06
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                37.46%     (14.72%)     (13.87%)     (28.50%)       87.31%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           1.21%        1.21%        1.14%        1.07%        1.10%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income (loss)--net                       .55%         .20%         .07%       (.09%)       (.02%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  153,191   $  109,718   $  133,027   $  162,910   $  274,734
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                34.08%       11.68%        8.88%       35.23%       28.84%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

++Amount is less than $(.01) per share.

+++Effective April 14, 2003, Class D Shares were redesignated Class
A Shares.

See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003


Financial Highlights (continued)

The following per share data and ratios have been derived                               Class B
from information provided in the financial statements.
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $    12.64   $    15.60   $    18.79   $    31.12   $    16.74
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net**                             (.03)        (.08)        (.12)        (.23)        (.16)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   4.63       (2.22)       (2.63)       (8.87)        14.54
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    4.60       (2.30)       (2.75)       (9.10)        14.38
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                             --        (.66)        (.44)           --           --
                  In excess of investment income--net                --           --           --        (.30)           --
                  Realized gain on investments--net                  --           --           --       (2.53)           --
                  In excess of realized gain on
                  investments--net                                   --           --           --        (.40)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                     --        (.66)        (.44)       (3.23)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    17.24   $    12.64   $    15.60   $    18.79   $    31.12
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                36.39%     (15.41%)     (14.57%)     (29.03%)       85.90%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           2.00%        2.00%        1.92%        1.84%        1.88%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                              (.22%)       (.57%)       (.69%)       (.86%)       (.76%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  118,551   $  115,930   $  225,709   $  442,242   $  888,735
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                34.08%       11.68%        8.88%       35.23%       28.84%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003


Financial Highlights (continued)

The following per share data and ratios have been derived                               Class C
from information provided in the financial statements.
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $    12.30   $    15.20   $    18.36   $    30.53   $    16.42
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net**                             (.03)        (.08)        (.12)        (.23)        (.17)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   4.51       (2.16)       (2.57)       (8.70)        14.28
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    4.48       (2.24)       (2.69)       (8.93)        14.11
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                             --        (.66)        (.47)           --           --
                  In excess of investment income--net                --           --           --        (.31)           --
                  Realized gain on investments--net                  --           --           --       (2.53)           --
                  In excess of realized gain on
                  investments--net                                   --           --           --        (.40)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                     --        (.66)        (.47)       (3.24)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    16.78   $    12.30   $    15.20   $    18.36   $    30.53
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                36.42%     (15.42%)     (14.59%)     (29.03%)       85.93%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           2.00%        2.00%        1.92%        1.85%        1.88%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                              (.26%)       (.59%)       (.70%)       (.86%)       (.79%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $   45,458   $   31,748   $   51,343   $   84,008   $  150,153
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                34.08%       11.68%        8.88%       35.23%       28.84%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003


Financial Highlights (continued)

The following per share data and ratios have been derived                              Class I+++
from information provided in the financial statements.
                                                                            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share Operating Performance

               Net asset value, beginning of year            $    13.68   $    16.67   $    20.10   $    33.12   $    17.64
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net**                             .12          .07          .06          .04          .06
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                   5.07       (2.40)       (2.81)       (9.50)        15.42
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    5.19       (2.33)       (2.75)       (9.46)        15.48
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                             --        (.66)        (.68)           --           --
                  In excess of investment income--net                --           --           --        (.63)           --
                  Realized gain on investments--net                  --           --           --       (2.53)           --
                  In excess of realized gain on
                  investments--net                                   --           --           --        (.40)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                     --        (.66)        (.68)       (3.56)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    18.87   $    13.68   $    16.67   $    20.10   $    33.12
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on net asset value per share                37.94%     (14.58%)     (13.63%)     (28.32%)       87.76%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                            .96%         .96%         .89%         .82%         .85%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                              .81%         .48%         .33%         .14%         .28%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  312,607   $  228,069   $  352,632   $  518,557   $  986,913
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                34.08%       11.68%        8.88%       35.23%       28.84%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.

**Based on average shares outstanding.

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.

See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003


Financial Highlights (concluded)
                                                                                                                Class R

The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                     January 3, 2003++
                                                                                                            to December 31,
Increase (Decrease) in Net Asset Value:                                                                           2003
Per Share Operating Performance

               Net asset value, beginning of period                                                            $      12.61
                                                                                                               ------------
               Investment income--net***                                                                                .20
               Realized and unrealized gain on investments and foreign currency transactions--net                      4.72
                                                                                                               ------------
               Total from investment operations                                                                        4.92
                                                                                                               ------------
               Net asset value, end of period                                                                  $      17.53
                                                                                                               ============

Total Investment Return**

               Based on net asset value per share                                                                 39.02%+++
                                                                                                               ============

Ratios to Average Net Assets

               Expenses                                                                                              1.46%*
                                                                                                               ============
               Investment income--net                                                                                 .31%*
                                                                                                               ============

Supplemental Data

               Net assets, end of period (in thousands)                                                             --+++++
                                                                                                               ============
               Portfolio turnover                                                                                    34.08%
                                                                                                               ============

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Commencement of operations.

+++Aggregate total investment return.

+++++Amount is less than $1,000.

See Notes to Financial Statements.


MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Pacific Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on dividends, interest and capital gains at various rates.



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements (continued)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $15,077 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $3,718,392 has been reclassified between accumulated net realized capital losses and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60% of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .75%
Class C                          .25%                   .75%
Class R                          .25%                   .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements (continued)


For the year ended December 31, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                 FAMD                 MLPF&S

Class A                        $6,514                $84,672
Class I                        $  664                $ 5,693


For the year ended December 31, 2003, MLPF&S received contingent deferred sales charges of $80,056 and $2,604 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2003, MLIM, LLC received $53,421 in securities lending agent fees.

In addition, MLPF&S received $100,605 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended December 31, 2003, the Fund reimbursed MLIM
$10,787 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2003 were $170,698,277 and $200,426,606, respectively.

Net realized losses for the year ended December 31, 2003 and net unrealized gains as of December 31, 2003 were as follows:


                                        Realized         Unrealized
                                          Losses              Gains

Long-term investments            $  (35,549,764)    $   156,061,957
Foreign currency transactions          (291,949)                199
                                 ---------------    ---------------
Total                            $  (35,841,713)    $   156,062,156
                                 ===============    ===============


As of December 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $126,170,464, of which $164,729,100 related to appreciated securities and $38,558,636 related to depreciated securities. At December 31, 2003, the aggregate cost of investments for Federal income tax purposes was $522,901,032.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $26,819,030 and $160,611,647 for the years ended December 31, 2003 and December 31, 2002, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended December 31, 2003++                 Shares             Amount

Shares sold                            5,402,404    $    81,900,732
Automatic conversion of shares           997,781         15,462,771
                                  --------------    ---------------
Total issued                           6,400,185         97,363,503
Shares redeemed                      (6,277,360)       (95,429,850)
                                  --------------    ---------------
Net increase                             122,825    $     1,933,653
                                  ==============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.


Class A Shares for the Year                                  Dollar
Ended December 31, 2002++                 Shares             Amount

Shares sold                            1,826,332    $    26,649,758
Shares issued to shareholders
   in reinvestment of dividends          275,935          4,470,151
Automatic conversion of shares         2,024,526         31,585,555
                                  --------------    ---------------
Total issued                           4,126,793         62,705,464
Shares redeemed                      (4,069,229)       (61,149,151)
                                  --------------    ---------------
Net increase                              57,564    $     1,556,313
                                  ==============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements (continued)


Class B Shares for the Year                                  Dollar
Ended December 31, 2003                   Shares             Amount

Shares sold                            1,358,380    $    19,642,709
Automatic conversion of shares       (1,081,059)       (15,462,771)
Shares redeemed                      (2,575,484)       (35,603,763)
                                  --------------    ---------------
Net decrease                         (2,298,163)    $  (31,423,825)
                                  ==============    ===============



Class B Shares for the Year                                  Dollar
Ended December 31, 2002                   Shares             Amount

Shares sold                              896,061    $    12,726,262
Shares issued to shareholders
   in reinvestment of dividends          463,901          7,004,906
                                  --------------    ---------------
Total issued                           1,359,962         19,731,168
Automatic conversion of shares       (2,172,133)       (31,585,555)
Shares redeemed                      (4,482,820)       (64,618,180)
                                  --------------    ---------------
Net decrease                         (5,294,991)    $  (76,472,567)
                                  ==============    ===============



Class C Shares for the Year                                  Dollar
Ended December 31, 2003                   Shares             Amount

Shares sold                              867,958    $    12,760,388
Shares redeemed                        (740,309)        (9,966,943)
                                  --------------    ---------------
Net increase                             127,649    $     2,793,445
                                  ==============    ===============



Class C Shares for the Year                                  Dollar
Ended December 31, 2002                   Shares             Amount

Shares sold                              868,503    $    11,912,141
Shares issued to shareholders
   in reinvestment of dividends          121,245          1,782,295
                                  --------------    ---------------
Total issued                             989,748         13,694,436
Shares redeemed                      (1,785,879)       (24,667,794)
                                  --------------    ---------------
Net decrease                           (796,131)    $  (10,973,358)
                                  ==============    ===============



Class I Shares for the Year                                  Dollar
Ended December 31, 2003++                 Shares             Amount


Shares sold                           11,681,186    $   173,444,978
Shares redeemed                     (11,778,305)      (173,567,381)
                                  --------------    ---------------
Net decrease                            (97,119)    $     (122,403)
                                  ==============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class I Shares for the Year                                  Dollar
Ended December 31, 2002++                 Shares             Amount

Shares sold                           36,419,132    $   555,092,917
Shares issued to shareholders
   in reinvestment of dividends          717,937         11,653,761
                                  --------------    ---------------
Total issued                          37,137,069        566,746,678
Shares redeemed                     (41,629,215)      (641,468,713)
                                  --------------    ---------------
Net decrease                         (4,492,146)    $  (74,722,035)
                                  ==============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class R Shares for the
Period January 3, 2003++                                     Dollar
to December 31, 2003                      Shares             Amount

Shares sold                                    9    $           119
Shares redeemed                              (1)               (19)
                                  --------------    ---------------
Net increase                                   8    $           100
                                  ==============    ===============

++Commencement of operations.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2003.



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003



Notes to Financial Statements (concluded)


6. Commitments:
At December 31, 2003, the Fund entered into foreign exchange contracts under which it had agreed to sell a foreign currency with an approximate value of $482,000.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:


                                      12/31/2003         12/31/2002
Distributions paid from:
   Ordinary income                $           --    $    28,366,259
                                  --------------    ---------------
Total taxable distributions       $           --    $    28,366,259
                                  ==============    ===============


As of December 31, 2003, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                  $    21,915,775
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                        21,915,775
Capital loss carryforward                            (126,902,657)*
Unrealized gains--net                                 117,887,194**
                                                    ---------------
Total accumulated earnings--net                     $    12,900,312
                                                    ===============

*On December 31, 2003, the Fund had a net capital loss carryforward of $126,902,657, of which $5,486,001 expires in 2009, $81,398,770 expires in 2010 and $40,017,886 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the deferral of post-October capital losses for tax purposes.



MERRILL LYNCH PACIFIC FUND, INC., DECEMBER 31, 2003



Independent Auditors' Report


To the Shareholders and Board of Directors of Merrill Lynch Pacific Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Pacific Fund, Inc. as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Pacific Fund, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 13, 2004



MERRILL LYNCH PACIFIC FUND, INC. , DECEMBER 31, 2003


Officers and Directors (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length                                                  Fund Complex   Directorships
                       Held with    Of Time                                                 Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Terry K. Glenn*        President    1999 to   President and Chairman of the Merrill Lynch   123 Funds      None
P.O. Box 9011          and          present   Investment Managers, L.P. ("MLIM")/Fund       160 Portfolios
Princeton,             Director     and       Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                       1985 to   Funds since 1999; Chairman (Americas
Age: 63                             present   Region) of MLIM from 2000 to 2002;
                                              Executive Vice President of MLIM and
                                              FAM (which terms as used herein include
                                              their corporate predecessors) from 1983
                                              to 2002; President of FAM Distributors,
                                              Inc. ("FAMD") from 1986 to 2002 and
                                              Director thereof from 1991 to 2002;
                                              Executive Vice President and Director of
                                              Princeton Services, Inc. ("Princeton
                                              Services") from 1993 to 2002; President
                                              of Princeton Administrators, L.P. from
                                              1989 to 2002; Director of Financial Data
                                              Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.


MERRILL LYNCH PACIFIC FUND, INC. , DECEMBER 31, 2003


Officers and Directors (unaudited)(continued)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length                                                  Fund Complex   Directorships
                       Held with    Of Time                                                 Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors*

Ronald W. Forbes       Director     2000 to   Professor Emeritus of Finance, School of      51 Funds       None
P.O. Box 9095                       present   Business, State University of New York at     50 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant
Age: 63                                       at the Urban Institute from 1995 to 1999.


Cynthia A. Montgomery  Director     2000 to   Professor of Harvard Business School since    51 Funds       Unum Provident
P.O. Box 9095                       present   1989.                                         50 Portfolios  Corporation;
Princeton,                                                                                                 Newell
NJ 08543-9095                                                                                              Rubbermaid, Inc.
Age: 51


Charles C. Reilly      Director     1991 to   Self-employed financial consultant since      51 Funds       None
P.O. Box 9095                       present   1990.                                         50 Portfolios
Princeton,
NJ 08543-9095
Age: 72


Kevin A. Ryan          Director     2000 to   Director Emeritus of The Boston University    51 Funds       None
P.O. Box 9095                       present   Center for the Advancement of Ethics and      50 Portfolios
Princeton,                                    Character from 1989 to 1999; Professor of
NJ 08543-9095                                 Education at Boston University from 1982
Age: 71                                       to 1999 and Professor Emeritus thereof since
                                              1999.


Roscoe S. Suddarth     Director     2000 to   President of Middle East Institute from       51 Funds       None
P.O. Box 9095                       present   1995 to 2001; Foreign Service Officer of      50 Portfolios
Princeton,                                    United States Foreign Service from 1961
NJ 08543-9095                                 to 1995 and Career Minister from 1989 to
Age: 68                                       1995; Deputy Inspector General of U.S.
                                              Department of State from 1991 to 1994;
                                              U.S. Ambassador to the Hashemite Kingdom
                                              of Jordan from 1987 to 1990.


Richard R. West        Director     1991 to   Dean Emeritus of New York University,         51 Funds       Bowne & Co.,
P.O. Box 9095                       present   Leonard N. Stern School of Business           50 Portfolios  Inc.; Vornado
Princeton,                                    Administration since 1994.                                   Realty Trust;
NJ 08543-9095                                                                                              Vornado
Age: 65                                                                                                    Operating
                                                                                                           Company;
                                                                                                           Alexander's, Inc.


Edward D. Zinbarg      Director     1994 to   Self-employed financial consultant since      51 Funds       None
P.O. Box 9095                       present   1994; Executive Vice President of The         50 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; Former Director of
Age: 69                                       Prudential Reinsurance Company and former
                                              Trustee of The Prudential Foundation.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MERRILL LYNCH PACIFIC FUND, INC. , DECEMBER 31, 2003


Officers and Directors (unaudited)(concluded)

                       Position(s)  Length
                       Held with    Of Time
Name, Address & Age    Fund         Served*   Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,             and          and       Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011          Treasurer    1999 to
Age: 43                             present


Robert C. Doll, Jr.    Senior       1999 to   President of MLIM and member of the Executive Management Committee of
P.O. Box 9011          Vice         present   ML & Co., Inc. since 2001; Global Chief Investment Officer and Senior
Princeton,             President              Portfolio Manager of MLIM since 1999; Chief Investment Officer of Equities
NJ 08543-9011                                 at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer
Age: 49                                       thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds, Inc.
                                              from 1991 to 1999.


James Russell          Vice         2002 to   Managing Director of MLIM since 2003; Director (Equities) of MLIM from 1998
P.O. Box 9011          President    present   to 2003; Vice President of MLIM from 1994 to 1998.
Princeton,
NJ 08543-9011
Age: 51


Phillip S. Gillespie   Secretary    2003 to   First Vice President of MLIM since 2001; Director from 2000 to 2001; Vice
P.O. Box 9011                       present   President (Legal Advisory) from 1999 to 2000; Attorney associated with MLIM
Princeton,                                    since 1998; Assistant General Counsel of Chancellor LGT Asset Management, Inc.
NJ 08543-9011                                 from 1997 to 1998.
Age: 39


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2004, Charles C. Reilly, Director of Merrill
Lynch Pacific Fund, Inc., retired. The Fund's Board of Directors wishes Mr. Reilly well in his retirement.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH PACIFIC FUND, INC. , DECEMBER 31, 2003



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3)
Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees - 2003--$44,500        2002--$41,700

(b) Audit-Related Fees -  2003--$0    2002--$0

(c) Tax Fees -2003--$7,142            2002--$6,500       The nature
of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees - 2003--$0         2002--$0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2) 0%

(f) N/A

(g) 2003--$18,690,437                 2002--$17,012,158

(h) The registrant's audit committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Reserved

Item 9 - Controls and Procedures

9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

9(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits attached hereto

10(a) - Not Applicable

10(b) - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Pacific Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Pacific Fund, Inc.


Date: February 23, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Pacific Fund, Inc.


Date: February 23, 2004

By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Pacific Fund, Inc.


Date: February 23, 2004